UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 6, 2003
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

200 Public Square, Suite 30-5000, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99.1	Hawk Corporation slide show presentation from analyst conference on May 6, 2003

ITEM 9. REGULATION FD DISCLOSURE

On May 6, 2003, Hawk Corporation held a meeting with analysts to discuss operations, markets, revenues, earnings and a 4-year growth plan. The full text of the slide show presentation from the meeting is set forth in Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This information and the slides that accompanied Hawk’s analyst conference include forward-looking statements that involve risks and uncertainties. These forward-looking statements are based upon management’s expectations and beliefs concerning future events. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of Hawk and which could cause actual results to differ materially from such statements. Hawk’s actual results may differ materially and adversely from the forward-looking statements set forth in the slide show presentation, including but not limited to the forward-looking statements relating to Hawk’s future revenues, operating income, revenues from new products, margins, end markets, segment growth or market share.

Risks and uncertainties that could cause actual results to differ materially from such statements include, but are not limited to: the continuity of business relationships with major customers; Hawk’s ability to timely introduce new products in each of its business segments; unanticipated changes in the markets for the Company’s business segments; the ability of Hawk to meet the existing terms of its credit facilities, including the numerous financial covenants and other restrictions; the effect of Hawk’s debt service requirements on funds available for operations and future business opportunities; Hawk’s vulnerability to adverse general economic and industry conditions and competition; as Hawk continues to expand internationally, the effect of changes in international laws and regulations and currency exchange rates; the effect of competition by manufacturers using new or different technologies; and increases in the costs of raw materials and other production costs that cannot be recouped in product pricing. Reference is made to Hawk’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2002, its quarterly reports on Form 10-Q, and other periodic filings, for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Hawk undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2003	HAWK CORPORATION

	By:	/s/ THOMAS A. GILBRIDE Thomas A. Gilbride Vice President – Finance and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hawk Corporation slide show presentation from analyst conference on May 6, 2003